Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	SEPTEMBER 30, 2003	JUNE 30, 2003	SEPTEMBER 30, 2002 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$75,191	$93,605	$71,008
LOANS RECEIVABLE, NET	2,761,174	2,668,990	2,243,164
LOANS HELD FOR SALE	22,754	50,625	18,616
INVESTMENTS AND ASSET-BACKED SECURITIES (ABS) AVAILABLE FOR SALE	1,010,084	1,073,869	803,784
INVESTMENTS AND ABS HELD TO MATURITY	2,821	2,834	6,667
OFFICE PROPERTIES AND EQUIPMENT, NET	52,385	51,921	47,347
REAL ESTATE OWNED, NET	3,108	3,982	5,336
GOODWILL, NET	45,075	45,075	43,977
OTHER INTANGIBLE ASSETS, NET	2,960	3,038	0
BANK OWNED LIFE INSURANCE (BOLI)	72,168	71,189	58,543
PREPAID EXPENSES AND OTHER ASSETS, NET	27,730	29,459	31,133

TOTAL ASSETS	$4,075,450	$4,094,587	$3,329,575

LIABILITIES:
DEPOSITS	$2,421,043	$2,393,707	$2,018,424
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	964,140	995,119	738,086
REPURCHASE AGREEMENTS AND FED FUNDS	259,107	276,958	221,960
OTHER BORROWINGS	136,782	139,782	119,000
ACCRUED EXPENSES & OTHER LIABILITIES	45,501	42,678	35,627
TOTAL LIABILITIES	3,826,573	3,848,244	3,133,097

SHAREHOLDERS’ EQUITY:
COMMON STOCK	14,812	14,781	11,957
ADDITIONAL PAID-IN CAPITAL	181,036	180,825	125,166
ACCUMULATED COMPREHENSIVE INCOME (LOSS): UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ABS (2)	(7,278)	(945)	3,916
RETAINED EARNINGS	60,307	51,682	55,439
TOTAL SHAREHOLDERS’ EQUITY	248,877	246,343	196,478

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,075,450	$4,094,587	$3,329,575

BOOK VALUE PER SHARE (3)	$16.80	$16.67	$14.94

TANGIBLE BOOK VALUE PER SHARE (4)	$13.56	$13.41	$11.59

SHARES OUTSTANDING AT END OF PERIOD	14,811,661	14,781,418	11,957,448

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	6.11%	6.02%	5.90%

TANGIBLE EQUITY TO TOTAL ASSETS (5)	4.93%	4.84%	4.58%

(1)     Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)     Net of deferred income taxes.

(3)     Amount as of September 30, 2002 has been restated to reflect the 10% stock dividend paid in May 2003.

(4)     Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)     Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total assets.

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30, 2003	JUNE 30, 2003	SEPT 30, 2002 (1)	SEPT 30, 2003	SEPT 30, 2002 (1)
INTEREST INCOME:
LOANS	$43,179	$42,376	$40,260	$125,894	$118,340
ASSET-BACKED SECURITIES	10,558	9,214	8,797	29,744	24,384
INVESTMENTS AND CASH	959	1,061	1,052	3,194	3,252
TOTAL INTEREST INCOME	54,696	52,651	50,109	158,832	145,976

INTEREST EXPENSE:
DEPOSITS	9,322	9,493	11,175	27,835	34,025
BORROWINGS	13,046	13,118	13,070	40,058	39,330
TOTAL INTEREST EXPENSE	22,368	22,611	24,245	67,893	73,355

NET INTEREST INCOME	32,328	30,040	25,864	90,939	72,621

PROVISION FOR LOSSES ON LOANS	(2,850)	(2,550)	(3,277)	(7,650)	(7,590)
NET INTEREST INCOME AFTER PROVISION	29,478	27,490	22,587	83,289	65,031

OTHER INCOME:
FEES AND SERVICE CHARGES	5,052	4,909	4,352	14,260	12,281
MORTGAGE BANKING OPERATIONS	2,185	2,496	1,307	6,898	3,663
LOAN SERVICING FEES (COSTS)	518	(153)	271	449	865
NET GAIN (LOSS) ON SALES OF SECURITIES	(308)	1,677	1,399	2,729	1,796
REAL ESTATE OWNED OPERATIONS	125	(180)	(8)	(84)	(202)
BOLI	979	968	731	2,769	2,433
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	0	—	0	(1,464)	0
OTHER NONINTEREST INCOME (EXPENSE)	(155)	(28)	15	(363)	(195)
TOTAL OTHER INCOME	8,396	9,689	8,067	25,194	20,641

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	13,683	11,997	11,076	37,638	32,103
OCCUPANCY AND EQUIPMENT	3,641	3,657	3,152	10,805	9,320
AMORTIZATION OF OTHER INTANGIBLES	78	79	—	183	644
GOODWILL LITIGATION COSTS	236	64	270	550	790
ACQUISITION AND MERGER COSTS	166	45	0	354	0
OTHER	6,851	6,762	6,621	19,140	17,681
TOTAL OPERATING EXPENSES	24,655	22,604	21,119	68,670	60,538

INCOME FROM OPERATIONS BEFORE TAXES	13,219	14,575	9,535	39,813	25,134
INCOME TAX PROVISION	(4,594)	(5,058)	(2,906)	(13,888)	(7,188)

NET INCOME	$8,625	$9,517	$6,629	$25,925	$17,946

EARNINGS PER SHARE - BASIC (2)	$0.58	$0.64	$0.50	$1.80	$1.38
EARNINGS PER SHARE - DILUTED (2)	$0.57	$0.63	$0.49	$1.75	$1.34

CORE EARNINGS (3)	$8,933	$8,456	$6,208	$25,333	$17,267
CORE EARNINGS PER SHARE - BASIC (3)	$0.60	$0.57	$0.47	$1.77	$1.33
CORE EARNINGS PER SHARE - DILUTED (3)	$0.59	$0.56	$0.46	$1.71	$1.29

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	14,791,399	14,771,708	13,145,696	14,428,622	12,985,287
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	15,220,484	15,147,572	13,439,003	14,818,023	13,398,551

(1)               Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)               Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2003.

(3)               Core earnings per share excludes net securities gains (losses), acquisition and merger costs, a supplemental loan loss provision and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30, 2003	JUNE 30, 2003	SEPT 30, 2002 (1)	SEPT 30, 2003	SEPT 30, 2002 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	6.10%	6.29%	7.09%	6.30%	7.17%
YIELD ON INVESTMENTS AND CASH	3.87%	4.13%	4.97%	4.37%	4.63%
YIELD ON ASSET-BACKED SECURITIES	4.29%	4.40%	5.35%	4.47%	5.41%
YIELD ON INTEREST-EARNING ASSETS	5.59%	5.80%	6.67%	5.80%	6.74%

COST OF DEPOSITS	1.53%	1.65%	2.20%	1.39%	2.34%
COST OF BORROWINGS	3.74%	4.17%	5.38%	4.08%	5.54%
COST OF LIABILITIES	2.33%	2.54%	3.23%	2.52%	3.39%

NET INTEREST SPREAD	3.26%	3.26%	3.44%	3.28%	3.35%

NET INTEREST MARGIN	3.31%	3.31%	3.44%	3.32%	3.35%

AVERAGE INTEREST-EARNING ASSETS	$3,880,679	$3,642,331	$2,981,256	$3,658,489	$2,896,497
AVERAGE INTEREST-BEARING LIABILITIES	3,806,143	3,577,582	2,975,445	3,597,602	2,894,116

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.83%	0.98%	0.82%	0.89%	0.77%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.86%	0.87%	0.76%	0.87%	0.74%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	13.6%	15.5%	13.8%	14.5%	13.4%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	14.1%	13.8%	12.9%	14.2%	12.9%
OPERATING EFFICIENCY, EXCLUDING INTANGIBLE AMORTIZATION	60.4%	56.7%	62.2%	59.0%	64.2%
OPERATING EFFICIENCY, EXCLUDING INTANGIBLE AMORTIZATION AND GAIN (LOSS) ON SALE OF SECURITIES	59.9%	59.2%	64.9%	60.4%	65.5%
NONINTEREST EXPENSE TO AVERAGE ASSETS	2.38%	2.34%	2.60%	2.37%	2.59%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	6.11%	6.02%	5.90%	6.11%	5.90%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	7.6%	7.4%	7.8%	7.6%	7.8%
TIER 1 RISK-BASED CAPITAL RATIO	10.1%	10.1%	10.2%	10.1%	10.2%
TOTAL RISK-BASED CAPITAL RATIO	11.1%	11.1%	11.2%	11.1%	11.2%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$146,908	$146,405	$87,556	$425,601	$203,684
MULTIFAMILY REAL ESTATE	23,693	17,077	14,929	54,135	32,737
COMMERCIAL REAL ESTATE	12,435	48,304	15,167	97,838	46,892
CONSTRUCTION	218,072	195,137	169,567	542,363	455,260
CONSUMER - DIRECT	69,127	61,632	30,593	163,067	106,573
CONSUMER - INDIRECT	24,081	15,594	17,059	53,943	50,345
BUSINESS BANKING	93,014	122,857	116,464	290,457	291,719
CORPORATE BANKING	16,055	51,780	24,318	114,685	92,681
TOTAL LOAN ORIGINATION VOLUME	$603,385	$658,786	$475,653	$1,742,089	$1,279,891

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$9,905	$8,781	$10,200	$26,911	$23,651

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Core operating basis excludes net securities gains (losses), acquisition and merger costs, a supplemental loan loss provision and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported ratios.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS)

	SEPT 30, 2003	JUNE 30, 2003	SEPT 30, 2002

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$377,459	$369,293	$344,337
MULTIFAMILY REAL ESTATE	161,830	164,656	140,803
COMMERCIAL REAL ESTATE	478,386	478,849	435,458
CONSTRUCTION	549,641	540,301	456,671
CONSUMER - DIRECT	294,520	268,720	249,494
CONSUMER - INDIRECT	91,488	77,383	55,241
BUSINESS BANKING	681,586	656,218	530,068
CORPORATE BANKING	167,123	152,377	61,192
DEFERRED LOAN FEES, NET	(7,118)	(6,773)	(5,985)
ALLOWANCE FOR LOSSES ON LOANS	(33,741)	(32,034)	(24,115)
NET LOANS RECEIVABLE	$2,761,174	$2,668,990	$2,243,164

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$32,034	$30,562	$21,535
ALLOWANCE FOR LOAN LOSSES ACQUIRED	0	0	0
PROVISION FOR LOSSES ON LOANS	2,850	2,550	3,277
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(1,143)	(1,078)	(697)
BALANCE AT END OF QUARTER	$33,741	$32,034	$24,115

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.16%	0.16%	0.12%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.10%	0.06%	0.19%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.21%	1.19%	1.06%
LOAN LOSS ALLOWANCE & DISCOUNTS TO LOANS	1.27%	1.26%	1.15%

LOAN LOSS ALLOWANCE TO NON-PERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	153.8%	116.5%	118.9%
NON-PERFORMING LOANS TO NET LOANS	0.81%	1.03%	0.92%

ALLOWANCE FOR REAL ESTATE OWNED (REO):
BALANCE AT BEGINNING OF QUARTER	$235	$338	$675
PROVISION FOR REO LOSSES	35	15	60
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(232)	(118)	(464)
BALANCE AT END OF QUARTER	$38	$235	$271

REO LOSS ALLOWANCE TO TOTAL REO	1.21%	5.57%	4.83%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$1,259	$0
NON-ACCRUAL LOANS	21,151	24,299	19,913
RESTRUCTURED LOANS	1,232	1,843	614
TOTAL NONPERFORMING LOANS	22,383	27,401	20,527
REO	3,108	3,982	5,336
TOTAL NONPERFORMING ASSETS (NPA)	$25,491	$31,383	$25,863

NPA TO TOTAL ASSETS	0.63%	0.77%	0.78%

NPA TO TOTAL ASSETS EXCLUDING SOURCE CAPITAL/EMPIRE NPA	0.43%	0.54%	0.51%

LOAN AND REO LOSS ALLOWANCE TO NONPERFORMING ASSETS	132.3%	102.1%	93.3%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.87%	1.13%	0.82%

CLASSIFIED ASSETS- STERLING SAVINGS BANK	$59,397	$68,745	$60,274
CLASSIFIED ASSETS- SOURCE	4,811	5,034	12,025
CLASSIFIED ASSETS- EMPIRE	5,056	6,716	0
TOTAL CLASSIFIED ASSETS	$69,264	$80,495	$72,299

CLASSIFIED ASSETS/TOTAL ASSETS	1.70%	1.97%	2.17%

CLASSIFIED ASSETS/TOTAL ASSETS EXCLUDING SOURCE AND EMPIRE	1.46%	1.68%	1.81%

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

EXHIBIT A- RECONCILIATION SCHEDULE

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPT 30, 2003	JUNE 30, 2003	SEPT 30, 2002 (1)	SEPT 30, 2003	SEPT 30, 2002 (1)

CORE EARNINGS:
NET INCOME, AS REPORTED	$8,625	$9,517	$6,629	$25,925	$17,946
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	200	(1,090)	(909)	(1,774)	(1,167)
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0	0	488	0	488
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	108	29	0	230	0
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	0	952	0
CORE EARNINGS	$8,933	$8,456	$6,208	$25,333	$17,267

CORE EARNINGS PER SHARE- BASIC:
EARNINGS PER SHARE- BASIC, AS REPORTED	$0.58	$0.64	$0.50	$1.80	$1.38
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.01	(0.07)	(0.07)	(0.12)	(0.09)
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.00	0.00	0.04	0.00	0.04
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.01	0.00	0.00	0.02	0.00
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.07	0.00
CORE EARNINGS PER SHARE- BASIC	$0.60	$0.57	$0.47	$1.77	$1.33

CORE EARNINGS PER SHARE- DILUTED:
EARNINGS PER SHARE- DILUTED, AS REPORTED	$0.57	$0.63	$0.49	$1.75	$1.34
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.01	(0.07)	(0.07)	(0.12)	(0.09)
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.00	0.00	0.04	0.00	0.04
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.01	0.00	0.00	0.02	0.00
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.06	0.00
CORE EARNINGS PER SHARE- DILUTED	$0.59	$0.56	$0.46	$1.71	$1.29

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	14,791,399	14,771,708	13,145,696	14,428,622	12,985,287
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	15,220,484	15,147,572	13,439,003	14,818,023	13,398,551

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS
RETURN ON AVERAGE ASSETS, AS REPORTED	0.83%	0.98%	0.82%	0.89%	0.77%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.02%	(0.11)%	(0.12)%	(0.06)%	(0.05)%
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.00%	0.00%	0.06%	0.00%	0.02%
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.01%	0.00%	0.00%	0.01%	0.00%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	0.03%	0.00%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.86%	0.87%	0.76%	0.87%	0.74%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	13.6%	15.5%	13.8%	14.5%	13.4%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.3%	(1.7)%	(1.9)%	(1.0)%	(0.9)%
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.0%	0.0%	1.0%	0.0%	0.4%
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.2%	0.0%	0.0%	0.2%	0.0%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.0%	0.5%	0.0%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	14.1%	13.8%	12.9%	14.2%	12.9%

AVERAGE ASSETS	$4,103,400	$3,881,446	$3,219,802	$3,874,684	$3,123,401
AVERAGE SHAREHOLDERS’ EQUITY	251,098	245,845	190,249	238,479	178,557

(1)               Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2003.